UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2019 (May 10, 2019)

Tectonic Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-38910	82-0764846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16200 Dallas Parkway, Suite 190
Dallas, Texas  75248
(Address of principal executive offices)  (Zip Code)

(972) 720-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☑

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series B preferred stock, par value $0.01 per share	TECTP	The NASDAQ Stock Market LLC

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 13, 2019, in accordance with the Amended and Restated Agreement and Plan of Merger, dated as of March 28, 2019 (the “Merger Agreement”), by and between Tectonic Financial, Inc., a Texas corporation (the “Company”), and Tectonic Holdings, LLC, a Texas limited liability company (“Tectonic Holdings”), the Company completed its acquisition of Tectonic Holdings pursuant to the merger of Tectonic Holdings with and into the Company, with the Company continuing as the surviving corporation (the “Merger”).

Pursuant to the terms and conditions set forth in the Merger Agreement, each common unit of Tectonic Holdings outstanding immediately prior to the effective time of the Merger was converted into one share of the Company’s common stock, par value $0.01 per share (“common stock”), and each option to purchase one Tectonic Holdings common unit was converted into an option to purchase one share of the Company’s common stock.  In addition, each preferred unit of Tectonic Holdings outstanding immediately prior to the effective time of the Merger was converted into one share of the Company’s 10.0% Series A Non-Cumulative Perpetual Preferred Stock, par value $0.01 per share (the “Series A preferred stock”), with a liquidation preference of $100 per share.  Immediately after the completion of the Merger, the Company completed a 1-for-2 reverse stock split with respect to the outstanding shares of its common stock (the “Reverse Stock Split”).

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On May 13, 2019, the Company issued 80,338 shares of its Series A preferred stock in connection with the Merger.  In connection with the issuance of the Series A preferred stock, the Company filed with the Secretary of State of the State of Texas a certificate of designation establishing and designating the authorized number of shares of Series A preferred stock as 80,338, and setting forth the rights, powers and preferences, and the qualifications, limitations and restrictions thereof, of the Series A preferred stock (the “Series A Certificate of Designation”).

Under the terms of the Series A preferred stock, the ability of the Company to declare or pay any dividends on, make distributions with respect to, or to redeem, purchase or acquire, or make a liquidation payment on its common stock or any preferred stock ranking on parity with or junior to the Series A preferred stock, including the Company’s Series B preferred stock (as defined below), will be subject to restrictions in the event that the Company does not declare and pay dividends on the Series A preferred stock for the most recently completed dividend period.  The terms of the Series A preferred stock are more fully described in the Series A Certificate of Designation.  A copy of the Series A Certificate of Designation, as corrected, is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

On May 14, 2019, the Company completed the issuance and sale of 1,500,000 shares of its 9.00% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock, par value $0.01 per share (the “Series B preferred stock”), with a liquidation preference of $10.00 per share, for aggregate net proceeds of $13.2 million.  The Series B preferred stock is represented by a global security certificate (the “Global Certificate”).

In connection with the offering of the Series B preferred stock, the Company filed with the Secretary of State of the State of Texas a certificate of designation establishing and designating the authorized number of shares of Series B preferred stock as 1,725,000, and setting forth the rights, powers and preferences, and the qualifications, limitations and restrictions thereof (the “Series B Certificate of Designation”).  Under the terms of the Series B preferred stock, the ability of the Company to declare or pay any dividends on, make distributions with respect to, or to redeem, purchase or acquire, or make a liquidation payment on its common stock or any preferred stock ranking on parity with or junior to the Series B preferred stock, including the Company’s Series A preferred stock, will be subject to restrictions in the event that the Company does not declare and pay dividends on the Series B preferred stock for the most recently completed dividend period.  The terms of the Series B preferred stock are more fully described in the Series B Certificate of Designation.  A copy of the Series B Certificate of Designation and the form of Global Certificate are attached to this Current Report on Form 8-K as Exhibit 3.2 and Exhibit 4.1, respectively, and are incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2019, the Company filed with the Secretary of State of the State of Texas the Series B Certificate of Designation for the purpose of establishing and designating the Series B preferred stock, and setting forth the rights, powers and preferences, and the qualifications, limitations and restrictions thereof, of the Series B preferred stock.  A copy of the Series B Certificate of Designation is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

On May 13, 2019, the Company filed with the Secretary of State of the State of Texas a Certificate of Merger effecting the Merger, which included a Certificate of Amendment to effect the Reverse Stock Split immediately after the effective time of the Merger (the “Certificate of Amendment”).  A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.3 and is incorporated herein by reference.

On May 13, 2019, the Company filed with the Secretary of State of the State of Texas a certificate of correction to the Series A Certificate of Designation to correct certain typographical errors.  A copy of the Series A Certificate of Designation, as corrected, is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On May 14, 2019, the Company completed the issuance and sale of 1,500,000 shares of its Series B preferred stock, pursuant to an Underwriting Agreement, dated May 10, 2019 (the “Underwriting Agreement”), by and among the Company, T Bank, N.A. and Sandler O’Neill & Partners, L.P., for itself and as representative of the several underwriters named on Schedule A thereto (the “Underwriters”).  Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase 225,000 additional shares of the Series B preferred stock.  The sale of the shares of the Series B preferred stock was made pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-230949) (the “Registration Statement”).  The Series B preferred stock is expected to begin trading on the NASDAQ Capital Market within 30 days after the date of initial issuance under the symbol “TECTP.”

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Pursuant to General Instruction B.3 of Current Report on Form 8-K, the financial statements of the acquired company, Tectonic Holdings, are not required in this Current Report on Form 8-K because “substantially the same” financial statements were previously filed in the Registration Statement.

(b)	Pro Forma Financial Information

Pursuant to General Instruction B.3 of Current Report on Form 8-K, pro forma financial information with respect to the acquisition of Tectonic Holdings by the Company is not required in this Current Report on Form 8-K because “substantially the same” information was previously filed in the Registration Statement.

(d)	Exhibits.

Exhibit No.	Description
2.1
Amended and Restated Agreement and Plan of Merger by and between the Company (f/k/a T Acquisition, Inc.) and Tectonic Holdings, LLC, dated March 28, 2019 (schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission (the “Commission”) a copy of any omitted schedule upon request)(incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-1 filed with the Commission on April 18, 2019 (File No. 333-230949))

3.1	Certificate of Designation of 10.0% Series A Non-Cumulative Perpetual Preferred Stock
3.2	Certificate of Designation of 9.00% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock
3.3	Certificate of Amendment to effect Reverse Stock Split
4.1	Form of 9.00% Fixed-to-Floating Rate Series B Preferred Stock Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2019	TECTONIC FINANCIAL, INC.

	By:	/s/ Ken Bramlage
	Name:	Ken Bramlage
	Title:	Executive Vice President and Chief Financial Officer